                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                   AMOUNT OF    % OF
                                      OFFERING        TOTAL         SHARES    OFFERING
   SECURITY      PURCHASE/   SIZE OF  PRICE OF      AMOUNT OF      PURCHASED  PURCHASED  % OF FUNDS TOTAL                PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES        OFFERING       BY FUND    BY FUND        ASSETS          BROKERS      FROM
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                                                                                                              Credit
                                                                                                             Suisse,
                                                                                                              HSBC,
                                                                                                            Deutsche
                                                                                                              Bank
 Pemex Project   10/17/07      --      $99.32   $1,500,000,000.00  1,840,000    0.12%          0.74%        Securities,    Credit
Funding Master                                                                                                Morgan       Suisse
                                                                                                            Stanley,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                            Co., UBS
                                                                                                           Investment
                                                                                                               Bank